UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  July 25, 2019

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	TLRS	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 1.01 Entrance into a Material Definitive Agreement.

On July 27, 2019, Timberline Resources Corporation (“Timberline” or the “Company”) announced that it has received final approval from the TSX Venture Exchange (“TSXV” or “Exchange”) for its Lookout Mountain Joint Venture Agreement (the “Joint Venture Agreement”) with PM & Gold Mines, Inc. (PM&G) (“PM&G” and together with Timberline, the “JV Partners”) as previously announced by news release on July 11, 2019.

Lookout Mountain Joint Venture Agreement

Further to Timberline’s July 11, 2019 news release (see press release dated July 11, 2019 at http://timberlineresources.co/press-releases) announcing formation of the Lookout Mountain Joint Venture, the JV Partners formed a limited liability company to conduct operations on the Company’s Lookout Mountain Project within the Eureka property pursuant to the Joint Venture Agreement.  The project is located on the southern end of the Battle Mountain-Eureka Trend.

Pursuant to the Joint Venture Agreement, PM&G will initially fund exploration and development activities in two stages.  PM&G can earn an initial 51% in the project by expending US$6 million on exploration and development over a 2-year period.  Timberline will manage the joint venture at least through the initial US$6 million Stage I investment.  PM&G has the right to manage the Stage II activities.

After completion of Stage I, Timberline may elect to participate at 49% on a pro rata basis. If Timberline elects not to fund Stage II exploration, PM&G can elect to earn a 70% interest in the Project by funding completion of a feasibility study prepared in accordance with National Instrument 43-101 within 3 years, and Timberline can exercise this option if PM&G elects not to. If neither party elects to exercise the 70% option, subsequent expenditures would be on a pro rata basis unless either party exercises the options described below.

Following completion of its initial (Stage I) $6M contribution in years 1 and 2, PM&G may elect not to proceed with its Stage II obligations, and instead may elect to (among other options) relinquish its interest in the joint venture in exchange for (i) a 10% net profit interest or (ii) a 2% net smelter royalty.  Following completion of PM&G’s Phase II contributions, Timberline may elect to (among other options) relinquish its interest in the joint venture in exchange for (i) a 10% net profit interest or (ii) a 2% net smelter royalty.

The Joint Venture Agreement includes a standard mutual Right of First Refusal (ROFR) pursuant to which either JV Partner will have the right to acquire the other partner’s interest before that interest may be conveyed to a third party on terms no less favorable to the purchasing JV Partner than those proposed to the third party.

Lookout Mountain Work Plans

Stage I work will focus on exploration to expand the near-surface oxide and near-surface to deeper high-grade gold mineralization at Lookout Mountain (see press release dated July 11, 2019 at http://timberlineresources.co/press-releases) from which the Company proposes to develop an updated gold resource estimate prepared in accordance with National Instrument 43-101. Exploration will also test for expansion of gold mineralization outside the existing defined resource.  Initial exploration will include extensive geophysical survey and an estimated 25,000 feet (7500 m) of drilling through the remainder of 2019.

Stage II will focus on advancing the project towards a feasibility study prepared in accordance with National Instrument 43-101 to be completed within a subsequent 3-year period through advancement of the resource to reserves, completion of permitting, hydrological, hydrogeochemical, geotechnical, and metallurgical studies.

Item 3.02Unregistered Sales of Equity Securities

On July 25, 2019, Timberline closed the sale of the second tranche of a private placement offering of Units of the Company at a price of US$0.08 per Unit. Each Unit consists of one share of common stock of the Company and one common share purchase Class H warrant (each a “Warrant”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.14 per share until March 30, 2022.

In this second tranche, accredited investors subscribed for 4,367,441 Units on a private placement basis at a price of US$0.08 per unit for total proceeds of US$349,395.  As a result, 4,367,441 shares of common stock of the Company and 4,367,441 Warrants were issued and 4,367,441 shares of common stock were reserved for issuance pursuant to Warrant exercises.

The Units were offered and sold solely to persons who qualify as “accredited investors” as defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 506(b) under the Securities Act based on documentation and representations provided by the investors to the Company reasonably confirming their status as accredited investors.

Item 7.01 Regulation FD Disclosure.

On July 27, 2019, the Company issued a press release entitled, “Timberline Resources Announces Approval of Lookout Mountain Joint Venture Agreement, and Close of Private Placement Financing”.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated July 27, 2019.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: July 31, 2019	By:	/s/ Steven A. Osterberg
Steven A. Osterberg Chief Executive Officer